UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2025

WNS (HOLDINGS) LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-32945	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gate 4, Godrej & Boyce Complex Pirojshanagar, Vikhroli (W) Mumbai, India	400 079
HYLO,23rd Floor, 103-105 Bunhill Row, Old street London	ECY1Y 8LZ
515 Madison Avenue, 8th Floor, New York, NY	10022
(Addresses of principal executive offices)	(Zip codes)

+91-22-6826-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary share, par value 10 pence per share	WNS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 17, 2025 (the “Closing Date”), Capgemini S.E., a société européenne organized under the laws of France (the “Buyer”), completed the previously announced acquisition of WNS (Holdings) Limited, a public company incorporated under the laws of the Bailiwick of Jersey (the “Company” or “WNS”), pursuant to the terms of the Transaction Agreement (the “Transaction Agreement”) dated as of July 6, 2025, entered into by and between the Buyer and the Company, by means of a scheme of arrangement (the “Scheme”) under the Companies (Jersey) Law 1991 (the “Transaction”). Upon the consummation of the Transaction, WNS became a wholly-owned subsidiary of the Buyer. Capitalized terms used but not defined shall have the meaning ascribed to them in the Transaction Agreement.

Pursuant to the terms of the Transaction Agreement, at the Effective Time, all of the ordinary shares, par value 10 pence per share, of the Company (the “Company Shares”) issued and outstanding were transferred from the shareholders of the Company to the Buyer in exchange for the right to receive an amount in cash, without interest and subject to any withholding of taxes pursuant to the Transaction Agreement, equal to $76.50 per Company Share (the “Per Share Consideration”).

In addition, pursuant to the Transaction Agreement, at the Effective Time, (i) all outstanding and vested restricted stock units covering Company Shares (each, a “Company RSU”), including any Company RSUs that became vested by virtue of the Transaction, and (ii) subject to execution of a written acknowledgement by the holder of Company RSUs, 20% of each tranche of each award of Company RSUs that was outstanding and unvested (determined based on maximum attainment in the case of performance-vesting Company RSUs), in each case, were automatically cancelled and converted into the right of the holder thereof to receive an amount in cash equal to the product of (x) the Per Share Consideration, multiplied by (y) the number of Company Shares subject to such Company RSU, in each case, less any applicable tax withholding and other applicable deductions. All remaining outstanding and unvested Company RSUs were automatically amended under the Transaction Agreement (the “Modified Unvested Awards”) to provide for a contractual right to receive a cash payment (in lieu of shares) in an amount equal to the product of (A) the Per Share Consideration, multiplied by (B) the number of Company Shares subject to such Company RSU (determined based on maximum attainment in the case of performance-vesting Company RSUs). Each Modified Unvested Award remains subject to the same vesting terms and conditions that applied to the corresponding Company RSU immediately prior to the Closing other than performance-vesting conditions and shall become payable to the holder in accordance with the original vesting schedule applicable to the corresponding Company RSU, including, any applicable accelerated vesting provisions, without interest and less any applicable tax withholding and other applicable deductions.

The annual general meeting of the Company, which was scheduled to be held on October 30, 2025, is cancelled.

The foregoing summaries of the Transaction and the Transaction Agreement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Transaction Agreement, which was previously attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on July 7, 2025. The Transaction Agreement is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Effective Time, the Company Shares were traded on the New York Stock Exchange (“NYSE”) under the trading symbol “WNS.” On the Closing Date, WNS notified NYSE that the Transaction had become effective and requested that trading of the Company Shares on NYSE be suspended prior to the opening of trading on October 17, 2025. In addition, WNS requested that NYSE promptly file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist the Company Shares from NYSE. As a result, the Company Shares will no longer be listed on NYSE. Trading of the Company Shares was halted prior to the opening of trading on the Closing Date.

Upon effectiveness of such Form 25, WNS intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of all of WNS’ securities registered under Section 12(g) of the Exchange Act and the suspension of WNS’ reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Transaction, at the Effective Time, holders of Company Shares immediately prior to such time ceased to have any rights as shareholders of the Company (other than their right to receive the Per Share Consideration pursuant to the Transaction Agreement).

The information set forth in Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

At the Effective Time, a change of control of WNS occurred as a result of the consummation of the Transaction, and WNS became a wholly-owned subsidiary of the Buyer.

The information set forth in Items 2.01, 3.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On the Closing Date, pursuant to the terms of the Transaction Agreement and effective as of the Effective Time, each of Timothy L. Main, Diane de Saint Victor, Françoise Gri, Jason Liberty, Judy Marlinski, Keith Haviland, Lan Tu, Mario P. Vitale and Sylvie Ouziel resigned as a director (and from all committees thereof, as applicable) of the Company, and each of Aiman Eizzat and Michael Schulte was appointed as a director of the Company.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 7.01 Regulation FD Disclosure.

On October 17, 2025, WNS issued a press release announcing completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
2.1*	Transaction Agreement, dated as of July 6, 2025, by and between the Company and Buyer (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on July 7, 2025).
99.1	Press Release, dated October 17, 2025, issued by WNS.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of such schedules and attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WNS (HOLDINGS) LIMITED (Registrant)

Date: October 17, 2025	By:	/s/ Gopi Krishnan
Gopi Krishnan
General Counsel

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